                        SEMIANNUAL REPORT / JUNE 30 1999

                             AIM SELECT GROWTH FUND

                                 [COVER IMAGE]

[AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                         THE ARTIST'S GARDEN AT GIVERNY

                                BY CLAUDE MONET

          A CAREFULLY SELECTED COMBINATION OF MULTI-COLORED FLOWERS

          CAN RESULT IN A STUNNINGLY BEAUTIFUL GARDEN, JUST LIKE THE

             ONE DEPICTED IN MONET'S CLASSIC WORK. IN AIM SELECT

             GROWTH FUND, WE ENDEAVOR TO OWN THE MOST ATTRACTIVE

          LARGE-, MID- AND SMALL-CAP STOCKS IN AN EFFORT TO PRODUCE

                     THE BEST RESULTS FOR OUR INVESTORS.

                     -------------------------------------

For shareholders who seek long-term growth of capital. The fund invests primarily in the common stocks of established medium- to large-sized companies with prospects for above-average, long-term earnings growth.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Select Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
   (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o The fund's investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.
o  Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 3000 Index measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Growth Funds Index represents an average of the performance of the 30 largest growth funds charted by Lipper, Inc., an independent mutual-fund performance monitor.
o  The Standard & Poor's Composite Index of 500 stocks
   (the S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
           GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
              ANY OTHER GOVERNMENTAL AGENCY. THERE IS A RISK THAT
                    YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                             AIM SELECT GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
    [PHOTO OF       many of your minds may be, "How will the year 2000 computer
   Charles T.       issue affect AIM and my investments?" We would like you to
     Bauer          feel comfortable. We are pleased to be able to report to you
  Chairman of       that as of June 1999 we achieved a major milestone toward
  the Board of      year 2000 compliance status: we have successfully completed
    THE FUND        the testing of all of our mission-critical systems.
  APPEARS HERE]         Earlier this year, AIM participated in an industrywide
                    test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE

As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------

 PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.


                             AIM SELECT GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



DIVERSIFIED INVESTMENT STRATEGY
BOOSTS FUND RETURNS

THERE WAS A SIGNIFICANT SHIFT IN MARKET SENTIMENT DURING THE REPORTING PERIOD. HOW DID THIS CHANGE AFFECT AIM SELECT GROWTH FUND'S PERFORMANCE?
The fund's exposure to a variety of equity classes proved advantageous when investors shifted their focus from large-cap growth stocks to smaller-company issues and value stocks. Excluding sales charges, cumulative total returns for Class A, B and C shares for the six months ended June 30, 1999, were 13.80%, 13.31% and 13.32%, respectively. The fund outperformed its benchmarks, the Russell 3000 Index, the Lipper Growth Funds Index and the S&P 500, which posted gains of 11.36%, 11.89% and 12.38%, respectively, over the same period.

WHAT WERE SOME OF THE KEY TRENDS IN THE STOCK MARKET?
During the first quarter of 1999, mega-cap growth stocks and Internet stocks outperformed other issues by a wide margin. In a world of economic uncertainty, exemplified by the Brazilian currency crisis in January, U.S. investors favored mega-cap stocks because of their relative safety and liquidity. Internet stocks were attractive because of the growth of the Web as a medium of commerce, communication and entertainment.
    However, during the second quarter, relatively expensive mega-cap and Internet stocks lost much of their luster. Investors shifted their focus to mid- and small-cap stocks and to value stocks. Additionally, stocks of cyclical industries such as energy came back into favor.
    For the reporting period, nearly every major market index recorded impressive gains, with the venerable Dow Jones Industrial Average passing the 11,000 mark for the first time. Financial markets were volatile, however, as it became increasingly apparent that the Federal Reserve Board (the Fed) would raise interest rates to slow strong economic growth and contain inflation, which rose significantly in April. On June 30, the central bank raised the federal funds rate from 4.75% to 5%, but announced that it was shifting from a tightening to a neutral bias with regard to further near-term interest rate hikes. This announcement sparked a "relief rally" in the stock market.

HOW DID THE FUND BENEFIT FROM ITS DIVERSIFIED INVESTMENT STRATEGY?
Because it held large-, mid-, and small-cap stocks as well as growth and value stocks, the fund was able to take advantage of rallies in different segments of the market. At the end of the reporting period, large-cap stocks, the market favorites early in the reporting period, composed 56% of the fund's holdings. Mid- and small-cap stocks, which rallied strongly in the second half of the period, made up 38% and 6%, respectively.
    As of June 30, 1999, the fund's top sector weightings were technology, 34%; financial, 15%; and consumer cyclicals, 14%. During the six months since our last report, we increased our consumer-cyclical holdings while decreasing our stake in health-care stocks.

HOW DID TECHNOLOGY STOCKS FARE?
Technology stocks surged upward, especially toward the end of the reporting period, when it became apparent that the Fed would be content with a modest interest-rate hike. When enthusiasm for Internet stocks waned, semiconductor stocks rallied. We remain optimistic about the technology sector because of its generally positive earnings-growth prospects.
    Technology stocks in the portfolio included America Online, the top online Internet service provider with about 17 million subscribers worldwide; and software giant Microsoft, which is slated to unveil the next version of its operating system, Windows 2000, at the end of this year.

================================================================================
FUND OUTPERFORMS

Six months ended 6/30/99

Total returns, excluding sales charges
--------------------------------------------------------------------------------
[BAR CHART]

Class A Shares                 13.80%

Class B Shares                 13.31%

Class C Shares                 13.32%

Russell 3000                   11.36%

Lipper Growth Funds            11.89%

S&P 500                        12.38%
================================================================================

          See important fund and index disclosures inside front cover.


                             AIM SELECT GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



    Other technology stocks we liked included PMC-Sierra, which develops semiconductor networking components for telecommunications and data communications systems, and EMC, a manufacturer of storage and memory expansion products for midrange and mainframe computers. Finland-based Nokia is the fastest-growing company in the wireless equipment and infrastructure industry. The world's largest cellular-phone maker, Nokia has developed a promising technology called WAP (wireless application protocol) as a new standard for delivering Internet content to cellular phones.

WHAT WERE SOME OF THE TRENDS IN THE FINANCIAL INDUSTRY?
The financial sector benefited from a booming economy, low inflation and buoyant financial markets. Although interest rates rose during the reporting period, the financial sector got a boost when the Fed announced that it was adopting a neutral stance toward further tightening of monetary policy.
    Securities brokers and companies that offered a wide range of financial services did particularly well. Knight/Trimark, one of the fund's top holdings, is a securities broker that has established a significant online trading presence. Citigroup, created from the merger of Citicorp and the Travelers Group last year, offers credit-card, insurance, banking and investment services in nearly 100 countries. Both companies have reported strong earnings growth.

WHERE WAS YOUR FOCUS IN THE CONSUMER-CYCLICAL SECTOR?
Our emphasis was on retail stocks. Low unemployment and rising wages bolstered consumer confidence, and that was great news for the nation's retailers. Healthy consumer spending meant strong performance by retail stocks, particularly those of apparel and specialty chains. Many of the nation's retailers are also benefiting from more efficient management, aimed at reducing excess inventory levels in a more cost-effective manner and cutting expenses.
    Retail stocks in the fund's portfolio included Dayton Hudson, operator of Target, Mervyn's and other outlets. Favorable markup and markdown policies have bolstered the company's earnings. Two other firms represented in the portfolio, Home Depot and Lowe's, are benefiting from the boom in home construction and renovation.
    Another consumer-cyclical stock that performed well for the fund was Clear Channel Communications, a diversified media company that owns and/or programs radio and television stations in major markets across the United States.

WHAT IS YOUR OUTLOOK?
The climate appears favorable for stocks. The economy is growing at a healthy pace, corporate profits are solid and inflation is minimal. While interest rates increased over the reporting period, they remain relatively low. Additionally, as Pacific Rim economies begin to recover, the Asian crisis, which has periodically jolted markets since late 1997, appears to be receding as a threat.
    Perhaps most significant has been the broadening of the market rally to include small- and mid-cap stocks and value stocks. These stocks have languished over the past few years as investors favored mega-cap growth stocks. Regardless of market trends, we believe the fund should be well positioned because of its diversified investment strategy.

PORTFOLIO COMPOSITION

As of June 30, 1999, based on total net assets

====================================================================================
  TOP 10 EQUITY HOLDINGS               TOP 10 INDUSTRIES
------------------------------------------------------------------------------------
  1. MCI WorldCom, Inc.          3.28%  1. Computers (Software & Services)    10.93%
  2. Knight/Trimark Group Inc.   3.08   2. Financial (Diversified)             6.26
  3. Microsoft Corp.             2.92   3. Communications Equipment            4.82
  4. America Online, Inc.        2.38   4. Electrical Equipment                4.30
  5. Comverse Technology, Inc.   1.88   5. Electronics (Semiconductors)        4.29
  6. PMC-Sierra Inc.             1.86   6. Telecommunications (Long Distance)  3.67
  7. Tyco International Ltd.     1.84   7. Services (Commercial & Consumer)    3.65
  8. EMC Corp.                   1.75   8. Investment Management               3.27
  9. Citigroup Inc.              1.65   9. Services-Data Processing            2.77
 10. Freddie Mac                 1.62  10. Broadcasting (Television,
                                           Radio & Cable)                      2.68
===================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/99, including sales charges

CLASS A SHARES

  10 Years                      14.28%
   5 Years                      22.17
   1 Year                       19.15*

*26.12%, excluding sales charges

CLASS B SHARES

Inception (9/1/93)              16.71%
  5 Years                       22.31
  1 Year                        20.13**

**25.13%, excluding CDSC

CLASS C SHARES

Inception (8/4/97)              18.13%
  1 Year                        25.07***

***24.07%, excluding CDSC
================================================================================

          See important fund and index disclosures inside front cover.


                             AIM SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-86.59%

BANKS (MONEY CENTER)-0.85%

Chase Manhattan Corp. (The)              84,600   $  7,328,475
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-2.68%

CBS Corp.(a)                            122,400      5,316,750
--------------------------------------------------------------
Chancellor Media Corp.(a)                76,000      4,189,500
--------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                               197,956     13,646,592
--------------------------------------------------------------
                                                    23,152,842
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.51%

Comverse Technology, Inc.(a)            214,950     16,228,725
--------------------------------------------------------------
Juniper Networks, Inc.(a)                21,600      3,218,400
--------------------------------------------------------------
Lucent Technologies, Inc.               160,800     10,843,950
--------------------------------------------------------------
                                                    30,291,075
--------------------------------------------------------------

COMPUTERS (HARDWARE)-2.01%

Dell Computer Corp.(a)                  179,000      6,623,000
--------------------------------------------------------------
Sun Microsystems, Inc.(a)               156,000     10,744,500
--------------------------------------------------------------
                                                    17,367,500
--------------------------------------------------------------

COMPUTERS (NETWORKING)-1.08%

Cisco Systems, Inc.(a)                  144,000      9,288,000
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.75%

EMC Corp.(a)                            274,000     15,070,000
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-10.93%

America Online, Inc.                    186,000     20,553,000
--------------------------------------------------------------
Cadence Design Systems, Inc.(a)         147,000      1,874,250
--------------------------------------------------------------
Citrix Systems, Inc.(a)                 123,300      6,966,450
--------------------------------------------------------------
Electronic Arts, Inc.(a)                 96,700      5,245,975
--------------------------------------------------------------
InfoSpace.com, Inc.(a)                  120,000      5,640,000
--------------------------------------------------------------
ISS Group, Inc.(a)                       16,400        619,100
--------------------------------------------------------------
Lycos, Inc.(a)                           45,000      4,134,375
--------------------------------------------------------------
Marimba, Inc.(a)                         23,450      1,235,522
--------------------------------------------------------------
Medical Manager Corp.(a)                120,000      5,310,000
--------------------------------------------------------------
Microsoft Corp.(a)                      279,600     25,216,425
--------------------------------------------------------------
Oracle Corp.(a)                         216,000      8,019,000
--------------------------------------------------------------
Sterling Commerce, Inc.(a)              100,000      3,650,000
--------------------------------------------------------------
USWeb Corp.(a)                          261,000      5,790,937
--------------------------------------------------------------
                                                    94,255,034
--------------------------------------------------------------

CONSUMER FINANCE-2.12%

Capital One Financial Corp.              93,000      5,178,938
--------------------------------------------------------------
MBNA Corp.                              158,925      4,867,078
--------------------------------------------------------------
Providian Financial Corp.                88,050      8,232,675
--------------------------------------------------------------
                                                    18,278,691
--------------------------------------------------------------

ELECTRIC COMPANIES-1.36%

Niagara Mohawk Holdings, Inc.(a)        214,300      3,442,194
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
ELECTRIC COMPANIES-(CONTINUED)

Northeast Utilities(a)                  218,600   $  3,866,487
--------------------------------------------------------------
Texas Utilities Co.                     107,000      4,413,750
--------------------------------------------------------------
                                                    11,722,431
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.00%

American Power Conversion Corp.(a)      100,000      2,012,500
--------------------------------------------------------------
Raychem Corp.                           161,000      5,957,000
--------------------------------------------------------------
Sanmina Corp.(a)                         87,200      6,616,300
--------------------------------------------------------------
SCI Systems, Inc.(a)                     99,500      4,726,250
--------------------------------------------------------------
Solectron Corp.(a)                       98,000      6,535,375
--------------------------------------------------------------
                                                    25,847,425
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-2.01%

Quanta Services, Inc.(a)                295,000     12,980,000
--------------------------------------------------------------
Waters Corp.(a)                          82,000      4,356,250
--------------------------------------------------------------
                                                    17,336,250
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.28%

Altera Corp.(a)                         280,800     10,336,950
--------------------------------------------------------------
Linear Technology Corp.                  88,800      5,971,800
--------------------------------------------------------------
Maxim Integrated Products, Inc.(a)       70,000      4,655,000
--------------------------------------------------------------
PMC-Sierra, Inc.(a)                     271,600     16,007,425
--------------------------------------------------------------
                                                    36,971,175
--------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.46%

McDermott International, Inc.           140,700      3,974,775
--------------------------------------------------------------

ENTERTAINMENT-1.22%

SFX Entertainment, Inc.-Class A(a)      164,200     10,508,800
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.91%

Teradyne, Inc.(a)                       110,000      7,892,500
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-6.26%

American Express Co.                     40,100      5,218,012
--------------------------------------------------------------
Associates First Capital
  Corp.-Class A                         114,900      5,091,506
--------------------------------------------------------------
Citigroup, Inc.                         300,375     14,267,812
--------------------------------------------------------------
Fannie Mae                               81,500      5,572,562
--------------------------------------------------------------
Freddie Mac                             241,020     13,979,160
--------------------------------------------------------------
Heller Financial, Inc.                   95,300      2,650,531
--------------------------------------------------------------
MGIC Investment Corp.                   149,300      7,259,712
--------------------------------------------------------------
                                                    54,039,295
--------------------------------------------------------------

FOODS-0.47%

Keebler Foods Co.(a)                    135,000      4,100,625
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.45%

Warner-Lambert Co.                      180,000     12,487,500
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.85%

Forest Laboratories, Inc.(a)            105,200   $  4,865,500
--------------------------------------------------------------
ICN Pharmaceuticals, Inc.               115,750      3,725,703
--------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                  117,000      2,968,875
--------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)         125,000      4,382,812
--------------------------------------------------------------
                                                    15,942,890
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.29%

Lilly (Eli) & Co.                        32,300      2,313,487
--------------------------------------------------------------
Pfizer, Inc.                             80,400      8,823,900
--------------------------------------------------------------
                                                    11,137,387
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.33%

HCR Manor Care, Inc.(a)                 118,700      2,871,056
--------------------------------------------------------------
HEALTH CARE (MANAGED CARE)-1.74%
Express Scripts, Inc.-Class A(a)         34,600      2,082,487
--------------------------------------------------------------
United Healthcare Corp.                 207,100     12,969,637
--------------------------------------------------------------
                                                    15,052,124
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.45%

Beckman Coulter, Inc.                    68,500      3,330,812
--------------------------------------------------------------
Biomet, Inc.                            120,600      4,793,850
--------------------------------------------------------------
Guidant Corp.                           173,100      8,903,831
--------------------------------------------------------------
Sybron International Corp.(a)           149,000      4,106,813
--------------------------------------------------------------
                                                    21,135,306
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.70%

Capital Senior Living Corp.(a)          425,000      4,250,000
--------------------------------------------------------------
Omnicare, Inc.                           71,400        901,425
--------------------------------------------------------------
Quintiles Transnational Corp.(a)         20,400        856,800
--------------------------------------------------------------
                                                     6,008,225
--------------------------------------------------------------

HOMEBUILDING-0.31%

Clayton Homes, Inc.                     235,000      2,687,813
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.30%

Century Business Services, Inc.(a)      100,000      1,450,000
--------------------------------------------------------------
MONY Group, Inc. (The)                   33,900      1,105,988
--------------------------------------------------------------
                                                     2,555,988
--------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.32%

Radian Group, Inc.                       57,000      2,782,313
--------------------------------------------------------------

INVESTMENT MANAGEMENT-3.27%

Affiliated Managers Group, Inc.(a)       54,300      1,639,181
--------------------------------------------------------------
Knight/Trimark Group, Inc.-Class
  A(a)                                  440,000     26,537,500
--------------------------------------------------------------
                                                    28,176,681
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.75%

Mattel, Inc.                            244,800      6,471,900
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
LODGING-HOTELS-0.52%

Carnival Corp.                           91,700   $  4,447,450
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.84%

Tyco International Ltd.                 167,700     15,889,575
--------------------------------------------------------------

NATURAL GAS-0.53%

Enron Corp.                              56,000      4,578,000
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-1.34%

ENSCO International, Inc.               344,600      6,870,463
--------------------------------------------------------------
Schlumberger Ltd.                        73,400      4,674,663
--------------------------------------------------------------
                                                    11,545,126
--------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.51%

Atlantic Richfield Co.                   52,900      4,420,456
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.57%

International Paper Co.                  96,700      4,883,350
--------------------------------------------------------------

PERSONAL CARE-0.42%

Steiner Leisure Ltd.(a)                 120,000      3,637,500
--------------------------------------------------------------

RAILROADS-0.76%

Kansas City Southern Industries,
  Inc.                                  103,000      6,572,688
--------------------------------------------------------------

RESTAURANTS-0.50%

Dave & Buster's, Inc.(a)                148,300      4,300,700
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.15%

Home Depot, Inc. (The)                   71,200      4,587,950
--------------------------------------------------------------
Lowe's Companies, Inc.                   93,600      5,305,950
--------------------------------------------------------------
                                                     9,893,900
--------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-0.78%

CDW Computer Centers, Inc.(a)           152,100      6,692,400
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.03%

J.C. Penney Co., Inc.                   108,500      5,269,031
--------------------------------------------------------------
Saks, Inc.(a)                           124,500      3,594,938
--------------------------------------------------------------
                                                     8,863,969
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.43%

Dollar Tree Stores, Inc.(a)              84,025      3,697,100
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.58%

Kroger Co.(a)                           229,800      6,420,038
--------------------------------------------------------------
Safeway, Inc.(a)                        146,000      7,227,000
--------------------------------------------------------------
                                                    13,647,038
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.99%

Costco Companies, Inc.(a)                76,000      6,084,750
--------------------------------------------------------------
Dayton Hudson Corp.                     170,000     11,050,000
--------------------------------------------------------------
                                                    17,134,750
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.53%

Linens 'N Things, Inc.(a)               105,000      4,593,750
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (SPECIALTY-APPAREL)-0.90%

Men's Wearhouse, Inc. (The)(a)          306,000   $  7,803,000
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.35%

Washington Mutual, Inc.                  85,512      3,024,987
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.64%

Media Metrix, Inc.(a)                    33,000      1,757,250
--------------------------------------------------------------
Young & Rubicam, Inc.                    82,600      3,753,138
--------------------------------------------------------------
                                                     5,510,388
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.15%

Convergys Corp.(a)                       98,000      1,886,500
--------------------------------------------------------------
Galileo International, Inc.              92,000      4,916,250
--------------------------------------------------------------
Iron Mountain, Inc.(a)                  161,000      4,608,625
--------------------------------------------------------------
Metzler Group, Inc.(a)                  130,000      3,591,250
--------------------------------------------------------------
Stewart Enterprises, Inc.-Class A       210,800      3,069,775
--------------------------------------------------------------
Trammell Crow Co.(a)                     28,400        466,825
--------------------------------------------------------------
                                                    18,539,225
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.12%

Brocade Communications Systems,
  Inc.(a)                                14,500      1,398,344
--------------------------------------------------------------
Critical Path, Inc.(a)                   32,000      1,770,000
--------------------------------------------------------------
Insight Enterprises, Inc.(a)            126,000      3,118,500
--------------------------------------------------------------
SunGard Data Systems, Inc.(a)            98,600      3,401,700
--------------------------------------------------------------
                                                     9,688,544
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.77%

Affiliated Computer Services,
  Inc.(a)                                22,600      1,144,125
--------------------------------------------------------------
Concord EFS, Inc.(a)                    116,550      4,931,522
--------------------------------------------------------------
CSG Systems International, Inc.(a)      180,000      4,713,750
--------------------------------------------------------------
DST Systems, Inc.(a)                     58,100      3,653,038
--------------------------------------------------------------
Fiserv, Inc.(a)                          85,275      2,670,173
--------------------------------------------------------------
NOVA Corp.(a)                           102,233      2,555,813
--------------------------------------------------------------
Paychex, Inc.                           133,500      4,255,313
--------------------------------------------------------------
                                                    23,923,734
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-3.28%

MCI WorldCom, Inc.(a)                   327,963     28,286,809
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TOBACCO-0.87%

Philip Morris Companies, Inc.           186,800   $  7,507,025
--------------------------------------------------------------

WASTE MANAGEMENT-0.37%

Waste Management, Inc.                   59,600      3,203,500
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $440,824,073)                          747,019,040
--------------------------------------------------------------

FOREIGN STOCKS-3.00%

BERMUDA-0.39%

Global Crossing Ltd.
  (Telecommunications- Long
  Distance)(a)                           77,942      3,322,278
--------------------------------------------------------------

FINLAND-1.31%

Nokia Oyj A.B.-ADR (Communications
  Equipment)                            123,600     11,317,125
--------------------------------------------------------------

NETHERLANDS-1.30%

Koninklijke (Royal) Phillips
  Electronics N.V.- ADR
  (Electrical Equipment)                111,136     11,210,844
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $13,428,221)                                  25,850,247
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
U.S. DOLLAR DENOMINATED
  CONVERTIBLE NOTES-0.28%

COMPUTERS (PERIPHERALS)-0.28%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Cost $677,145)   $   500,000   $  2,438,750
--------------------------------------------------------------

TIME DEPOSIT-5.49%

First Chicago Capital Markets,
  Inc., 5.10%, 07/01/99 (Cost
  $47,367,986)                       47,367,986     47,367,986
--------------------------------------------------------------

REPURCHASE AGREEMENT-4.87%(B)

Credit Suisse First Boston, 5.10%,
  07/01/99 (Cost $41,975,617)(c)     41,975,617     41,975,617
--------------------------------------------------------------
TOTAL INVESTMENTS-100.23%                          864,651,640
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.23%)                                    (1,952,128)
--------------------------------------------------------------
NET ASSETS-100.00%                                $862,699,512
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Sub.  - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 06/30/99 with a maturing value of $350,049,583. Collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1999
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $544,273,042)                              $864,651,640
---------------------------------------------------------
Receivables for:
  Fund shares sold                              1,412,054
---------------------------------------------------------
  Dividends and interest                          234,231
---------------------------------------------------------
Investment for deferred compensation plan          59,578
---------------------------------------------------------
Other assets                                       54,094
---------------------------------------------------------
    Total assets                              866,411,597
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         1,310,758
---------------------------------------------------------
  Fund shares reacquired                          893,691
---------------------------------------------------------
  Deferred compensation plan                       59,578
---------------------------------------------------------
Accrued advisory fees                             445,444
---------------------------------------------------------
Accrued distribution fees                         795,456
---------------------------------------------------------
Accrued transfer agent fees                       122,322
---------------------------------------------------------
Accrued operating expenses                         84,836
---------------------------------------------------------
    Total liabilities                           3,712,085
---------------------------------------------------------
Net assets applicable to shares outstanding  $862,699,512
---------------------------------------------------------

NET ASSETS:

Class A                                      $367,131,174
=========================================================
Class B                                      $483,035,900
=========================================================
Class C                                      $ 12,532,438
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                        16,673,589
=========================================================
Class B                                        23,255,511
=========================================================
Class C                                           603,655
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      22.02
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $22.02
      divided by 94.50%)                     $      23.30
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      20.77
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      20.76
=========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $40,336 foreign
  withholding tax)                           $  1,683,104
---------------------------------------------------------
Interest                                        1,362,932
---------------------------------------------------------
    Total investment income                     3,046,036
---------------------------------------------------------

EXPENSES:

Advisory fees                                   2,586,298
---------------------------------------------------------
Administrative services fees                       51,241
---------------------------------------------------------
Custodian fees                                     34,434
---------------------------------------------------------
Transfer agent fees-Class A                       212,070
---------------------------------------------------------
Transfer agent fees-Class B                       427,442
---------------------------------------------------------
Transfer agent fees-Class C                        12,825
---------------------------------------------------------
Trustees' fees                                      5,251
---------------------------------------------------------
Distribution fees-Class A                         418,188
---------------------------------------------------------
Distribution fees-Class B                       2,205,862
---------------------------------------------------------
Distribution fees-Class C                          51,191
---------------------------------------------------------
Other                                             131,067
---------------------------------------------------------
    Total expenses                              6,135,869
---------------------------------------------------------
Less: Expenses paid indirectly                     (5,743)
---------------------------------------------------------
    Net expenses                                6,130,126
---------------------------------------------------------
Net investment (loss)                          (3,084,090)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                        47,928,252
---------------------------------------------------------
  Futures contracts                             1,493,262
---------------------------------------------------------
                                               49,421,514
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        54,403,806
---------------------------------------------------------
  Foreign currencies                                 (116)
---------------------------------------------------------
  Futures contracts                            (1,127,100)
---------------------------------------------------------
                                               53,276,590
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies and futures
       contracts                              102,698,104
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 99,614,014
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                JUNE 30,       DECEMBER 31,
                                                                  1999             1998
                                                              ------------     ------------
OPERATIONS:

  Net investment income (loss)                                $ (3,084,090)    $ (4,533,684)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures and
    options contracts                                           49,421,514       17,616,351
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts        53,276,590      148,755,001
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        99,614,014      161,837,668
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --       (8,360,767)
-------------------------------------------------------------------------------------------
  Class B                                                               --      (11,756,791)
-------------------------------------------------------------------------------------------
  Class C                                                               --         (234,011)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        3,853,936       (7,618,676)
-------------------------------------------------------------------------------------------
  Class B                                                         (169,797)      (6,948,989)
-------------------------------------------------------------------------------------------
  Class C                                                        2,754,589        6,185,419
-------------------------------------------------------------------------------------------
    Net increase in net assets                                 106,052,742      133,103,853
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          756,646,770      623,542,917
-------------------------------------------------------------------------------------------
  End of period                                               $862,699,512     $756,646,770
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $500,967,985     $494,529,257
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (3,155,258)         (71,168)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, futures and option contracts                    44,508,150       (4,913,364)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                           320,378,635      267,102,045
-------------------------------------------------------------------------------------------
                                                              $862,699,512     $756,646,770
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1999
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Select Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in the common stocks of established medium-to-large size companies with prospects for above-average, long-term earnings growth. Realization of current income is an incidental consideration.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or, absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions, if any, are declared and paid annually.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.
G. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1999, AIM was paid $51,241 for such services.
  The Fund, pursuant to a transfer agency and shareholder service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1999, AFS was paid $355,310 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $418,188, $2,205,862 and $51,191, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $89,563 from sales of the Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received $38,062 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the six months ended June 30, 1999, the Fund paid legal fees of $2,614 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended June 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $4,951 and $792, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $5,743 during the six months ended June 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999 the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee rate was 0.05%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $123,009,396 and $143,089,241, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $331,514,167
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (11,135,569)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $320,378,598
=========================================================
Cost of investments for tax purposes is
  $544,273,042.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                JUNE 30,                   DECEMBER 31,
                                  1999                         1998
                       --------------------------   ---------------------------
                         SHARES        AMOUNT         SHARES         AMOUNT
                       ----------   -------------   -----------   -------------
Sold:
  Class A               6,345,276   $ 127,806,375    31,005,519   $ 526,456,274
-------------------------------------------------------------------------------
  Class B               3,146,879      61,283,208     5,430,217      86,111,821
-------------------------------------------------------------------------------
  Class C                 334,341       6,464,445       569,912       9,220,769
-------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                      --              --       444,090       7,953,651
-------------------------------------------------------------------------------
  Class B                      --              --       649,261      11,017,972
-------------------------------------------------------------------------------
  Class C                      --              --        13,022         220,846
-------------------------------------------------------------------------------
Reacquired:
  Class A              (6,215,335)   (123,952,439)  (31,896,692)   (542,028,601)
-------------------------------------------------------------------------------
  Class B              (3,242,011)    (61,453,005)   (6,508,718)   (104,078,782)
-------------------------------------------------------------------------------
  Class C                (194,835)     (3,709,856)     (198,182)     (3,256,196)
-------------------------------------------------------------------------------
                          174,315   $   6,438,728      (491,571)  $  (8,382,246)
===============================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during the six months ended June 30, 1999 and each of the years in the five-year period ended December 31, 1998, and for a share of Class C outstanding during the six months ended June 30, 1999, the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                          CLASS A
                                                          -----------------------------------------------------------------------
                                                                                               DECEMBER 31,
                                                          JUNE 30,       --------------------------------------------------------
                                                            1999           1998      1997(a)       1996      1995(a)       1994
                                                          --------       --------    --------    --------    --------    --------
Net asset value, beginning of period                      $ 19.35        $  15.67    $  14.78    $  13.05    $  10.32    $  11.32
------------------------------------------------------    --------       --------    --------    --------    --------    --------
Income from investment operations:
 Net investment income (loss)                               (0.03)          (0.04)       0.01        0.07        0.02          --
------------------------------------------------------    --------       --------    --------    --------    --------    --------
 Net gains (losses) on securities (both realized and
   unrealized)                                               2.70            4.24        2.82        2.34        3.50       (0.57)
------------------------------------------------------    --------       --------    --------    --------    --------    --------
   Total from investment operations                          2.67            4.20        2.83        2.41        3.52       (0.57)
------------------------------------------------------    --------       --------    --------    --------    --------    --------
Less distributions:
 Dividends from net investment income                          --              --       (0.01)         --          --          --
------------------------------------------------------    --------       --------    --------    --------    --------    --------
 Distributions from net realized gains                         --           (0.52)      (1.93)      (0.68)      (0.79)      (0.43)
------------------------------------------------------    --------       --------    --------    --------    --------    --------
   Total distributions                                         --           (0.52)      (1.94)      (0.68)      (0.79)      (0.43)
------------------------------------------------------    --------       --------    --------    --------    --------    --------
Net asset value, end of period                            $  22.02       $  19.35    $  15.67    $  14.78    $  13.05    $  10.32
======================================================    ========       ========    ========    ========    ========    ========
Total return(b)                                              13.80%         27.09%      19.54%      18.61%      34.31%      (4.99)%
======================================================    ========       ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $367,131       $320,143    $266,168    $227,882    $168,217    $123,271
======================================================    ========       ========    ========    ========    ========    ========
Ratio of expenses to average net assets                       1.09%(c)       1.11%      (1.13)%      1.18%       1.28%       1.22%
======================================================    ========       ========    ========    ========    ========    ========
Ratio of net investment income (loss) to average net
 assets                                                      (0.63)%(c)     (0.22)%     (0.04)%      0.46%       0.20%       0.02%
======================================================    ========       ========    ========    ========    ========    ========
Portfolio turnover rate                                        34%             68%        110%         97%         87%        201%
======================================================    ========       ========    ========    ========    ========    ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $337,322,540.

                                                                                      CLASS B
                                                       ----------------------------------------------------------------------
                                                                                           DECEMBER 31,
                                                       JUNE 30,      --------------------------------------------------------
                                                         1999          1998      1997(a)       1996      1995(a)       1994
                                                       --------      --------    --------    --------    --------    --------
Net asset value, beginning of period                   $ 18.33       $  14.98    $  14.32    $  12.77    $  10.21    $  11.31
-----------------------------------------------------  --------      --------    --------    --------    --------    --------
Income from investment operations:
 Net investment income (loss)                            (0.11)         (0.17)      (0.13)      (0.05)      (0.08)      (0.06)
-----------------------------------------------------  --------      --------    --------    --------    --------    --------
 Net gains (losses) on securities (both realized and
   unrealized)                                            2.55           4.04        2.72        2.28        3.43       (0.61)
-----------------------------------------------------  --------      --------    --------    --------    --------    --------
    Total from investment operations                      2.44           3.87        2.59        2.23        3.35       (0.67)
-----------------------------------------------------  --------      --------    --------    --------    --------    --------
Less distributions:
 Distributions from net realized gains                      --          (0.52)      (1.93)      (0.68)      (0.79)      (0.43)
-----------------------------------------------------  --------      --------    --------    --------    --------    --------
    Total distributions                                     --          (0.52)      (1.93)      (0.68)      (0.79)      (0.43)
-----------------------------------------------------  --------      --------    --------    --------    --------    --------
Net asset value, end of period                         $  20.77      $  18.33    $  14.98    $  14.32    $  12.77    $  10.21
=====================================================  ========      ========    ========    ========    ========    ========
Total return(b)                                           13.31%        26.13%      18.50%      17.60%      33.00%      (5.88)%
=====================================================  ========      ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $483,036      $428,002    $356,186    $280,807    $138,034    $ 38,448
=====================================================  ========      ========    ========    ========    ========    ========
Ratio of expenses to average net assets                    1.91%(c)      1.93%       1.99%       2.03%       2.13%       2.18%
=====================================================  ========      ========    ========    ========    ========    ========
Ratio of net investment income (loss) to average net
 assets                                                   (1.44)%(c)    (1.04)%     (0.82)%     (0.39)%     (0.65)%     (0.94)%
=====================================================  ========      ========    ========    ========    ========    ========
Portfolio turnover rate                                      34%           68%        110%         97%         87%        201%
=====================================================  ========      ========    ========    ========    ========    ========

                                                                   CLASS C
                                                       --------------------------------
                                                                       DECEMBER 31,
                                                       JUNE 30,    --------------------
                                                       1999(a)     1998(a)     1997(a)
                                                       --------    --------    --------
Net asset value, beginning of period                   $ 18.32     $  14.98    $  17.65
-----------------------------------------------------  --------    --------    --------
Income from investment operations:
 Net investment income (loss)                            (0.11)       (0.17)      (0.04)
-----------------------------------------------------  --------    --------    --------
 Net gains (losses) on securities (both realized and
   unrealized)                                            2.55         4.03       (0.70)
-----------------------------------------------------  --------    --------    --------
    Total from investment operations                      2.44         3.86       (0.74)
-----------------------------------------------------  --------    --------    --------
Less distributions:
 Distributions from net realized gains                      --        (0.52)      (1.93)
-----------------------------------------------------  --------    --------    --------
    Total distributions                                     --        (0.52)      (1.93)
-----------------------------------------------------  --------    --------    --------
Net asset value, end of period                         $  20.76    $  18.32    $  14.98
=====================================================  ========    ========    ========
Total return(b)                                           13.32%      26.07%      (3.86)%
=====================================================  ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $ 12,532    $  8,501    $  1,189
=====================================================  ========    ========    ========
Ratio of expenses to average net assets                    1.91%(c)    1.93%       1.95%(d)
=====================================================  ========    ========    ========
Ratio of net investment income (loss) to average net
 assets                                                   (1.44)%(c)  (1.04)%     (0.77)%(d)
=====================================================  ========    ========    ========
Portfolio turnover rate                                      34%         68%        110%
=====================================================  ========    ========    ========

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $444,828,469 and $10,323,074 for Class B and Class C, respectively.
(d) Annualized.

BOARD OF TRUSTEES                                   OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                                    Charles T. Bauer                         11 Greenway Plaza
Chairman                                            Chairman                                 Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                    Robert H. Graham
Bruce L. Crockett                                   President                                INVESTMENT ADVISOR
Director
ACE Limited;                                        Carol F. Relihan                         A I M Advisors, Inc.
Formerly Director, President, and                   Senior Vice President and Secretary      11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                                  Gary T. Crum                             Houston, TX 77046
                                                    Senior Vice President
Owen Daly II                                                                                 TRANSFER AGENT
Director                                            Dana R. Sutton
Cortland Trust Inc.                                 Vice President and Treasurer             A I M Fund Services, Inc.
                                                                                             P.O. Box 4739
Edward K. Dunn Jr.                                  Robert G. Alley                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;                Vice President
Formerly Vice Chairman and President,                                                        CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and            Stuart W. Coco
President, Mercantile Bankshares                    Vice President                           State Street Bank and Trust Company
                                                                                             225 Franklin Street
Jack Fields                                         Melville B. Cox                          Boston, MA 02110
Chief Executive Officer                             Vice President
Texana Global, Inc.;                                                                         COUNSEL TO THE FUND
Formerly Member                                     Karen Dunn Kelley
of the U.S. House of Representatives                Vice President                           Ballard Spahr
                                                                                             Andrews & Ingersoll, LLP
Carl Frischling                                     Edgar M. Larsen                          1735 Market Street
Partner                                             Vice President                           Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP
                                                    Mary J. Benson                           COUNSEL TO THE TRUSTEES
Robert H. Graham                                    Assistant Vice President and
President and Chief Executive Officer               Assistant Treasurer                      Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                                                                  919 Third Avenue
                                                    Sheri Morris                             New York, NY 10022
Prema Mathai-Davis                                  Assistant Vice President and
Chief Executive Officer, YWCA of the U.S.A.,        Assistant Treasurer                      DISTRIBUTOR
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors,    Renee A. Friedli                         A I M Distributors, Inc.
Metropolitan Transportation Authority of            Assistant Secretary                      11 Greenway Plaza
New York State                                                                               Suite 100
                                                    P. Michelle Grace                        Houston, TX 77046
Lewis F. Pennock                                    Assistant Secretary
Attorney
                                                    Jeffrey H. Kupor
Louis S. Sklar                                      Assistant Secretary
Executive Vice President
Hines Interests                                     Nancy L. Martin
Limited Partnership                                 Assistant Secretary

                                                    Ofelia M. Mayo
                                                    Assistant Secretary

                                                    Lisa A. Moss
                                                    Assistant Secretary

                                                    Kathleen J. Pflueger
                                                    Assistant Secretary

                                                    Samuel D. Sirko
                                                    Assistant Secretary

                                                    Stephen I. Winer
                                                    Assistant Secretary

AIM FUNDS(SM) KEEPS YOU POSTED ON YOUR INVESTMENT

We inform our shareholders about their investments with regular mailings throughout the year. Here is a description of the documents you will receive concerning your account and fund.

o DAILY CONFIRMATION STATEMENTS. A record of the transactions you initiate. For example, if you transfer part or all of your investment from one AIM fund to another, you will receive a statement confirming that the transaction took place.

o QUARTERLY STATEMENTS. These show you how your account has performed over the fiscal quarter and provide information on any applicable dividend payments. Statement inserts that sometimes accompany these mailings may give specific information about your fund or may contain educational information of general interest.

o PROXY. As a shareholder of an AIM fund, you have the right to vote on any change to a fund's published bylaws or objectives. If the fund's board of directors proposes such a change, AIM will send a proxy to the shareholders. The proxy allows you to direct an authorized person to cast your vote according to your instructions. You can vote your proxy by mail, phone or e-mail.

o PROSPECTUS. AIM sends you an updated version of your fund's prospectus every year. Your prospectus contains valuable information about your fund's objectives, risks, management and fees. Because this information is important, you should keep your prospectus with your other fund records.

o ANNUAL AND SEMIANNUAL REPORTS. AIM fund reports are sent to you twice a year, the semi-annual covering the first six months of the fiscal year for a fund and the annual covering the entire fiscal year. These reports give you an idea of how your fund performed compared to the market in general. The reports also give you information about the holdings in your fund's portfolio and how market conditions and management decisions have affected your fund.

o YEAR-END TAX INFORMATION. This includes your year-end account statement, cost-basis statement and any tax forms pertinent to your AIM account. The tax forms report distributions you have received from your AIM funds, redemptions or exchanges you have made and any contributions you have made to tax-advantaged retirement accounts. It is important to retain the latter, IRS Form 5498, if you need to track deductible vs. nondeductible IRA contributions. The cost-basis statements are also important to retain because they can be very useful for calculating capital gains or losses if you use the "average basis single category" method of calculating cost basis. Year-end tax information will be accompanied by tax communications from AIM to help you fill out your tax forms. Your tax advisor can assist you in sorting through your year-end statements and other tax communications.

                     -------------------------------------

                                   WE INFORM

                             OUR SHAREHOLDERS ABOUT

                               THEIR INVESTMENTS

                             WITH REGULAR MAILINGS

                              THROUGHOUT THE YEAR.

                     -------------------------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                                    A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)            AIM Money Market Fund                                 provided leadership in the
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund                              mutual-fund industry since 1976 and
AIM Capital Development Fund                                                                   managed approximately $121 billion in
AIM Constellation Fund                   INTERNATIONAL GROWTH FUNDS                            assets for more than 6.3 million
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund                  shareholders, including individual
AIM Large Cap Growth Fund                AIM Asian Growth Fund                                 investors, corporate clients and
AIM Mid Cap Equity Fund(A)               AIM Developing Markets Fund                           financial institutions, as of June
AIM Select Growth Fund                   AIM Europe Growth Fund                                30, 1999.
AIM Small Cap Growth Fund(B)             AIM European Development Fund
AIM Small Cap Opportunities Fund         AIM International Equity Fund                         The AIM Family of Funds--Registered
AIM Value Fund                           AIM Japan Growth Fund                                 Trademark-- is distributed
AIM Weingarten Fund                      AIM Latin American Growth Fund                        nationwide, and AIM today is the
                                         AIM New Pacific Growth Fund                           10th-largest mutual-fund complex in
GROWTH & INCOME FUNDS                                                                          the United States in assets under
AIM Advisor Flex Fund                    GLOBAL GROWTH FUNDS                                   management, according to Strategic
AIM Advisor Large Cap Value Fund         AIM Global Aggressive Growth Fund                     Insight, an independent mutual-fund
AIM Advisor Real Estate Fund             AIM Global Growth Fund                                monitor.
AIM Balanced Fund
AIM Basic Value Fund(C)                  GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                         AIM Global Growth & Income Fund
                                         AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                   GLOBAL INCOME FUNDS
AIM High Yield Fund                      AIM Emerging Markets Debt Fund(D)
AIM High Yield Fund II                   AIM Global Government Income Fund
AIM Income Fund                          AIM Global Income Fund
AIM Intermediate Government Fund         AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                         THEME FUNDS
TAX-FREE INCOME FUNDS                    AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund           AIM Global Financial Services Fund
AIM Municipal Bond Fund                  AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund           AIM Global Resources Fund
                                         AIM Global Telecommunications and Technology Fund(E)
                                         AIM Global Trends Fund(F)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                             [AIM LOGO APPEARS HERE]

                 INVEST WITH DISCIPLINE--Registered Trademark--